                                                                   Exhibit 10.19

                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE

         This ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE (this "Agreement") made this 10th day of April, 2002, by and among Central Plaza/Wells Avenue LLC, with an address at c/o Wight & Company, 10 Cedar Street, Woburn, MA 01801 ("Landlord"), TolerRx, Inc., with an address at 675 Massachusetts Avenue, Cambridge, MA ("Original Tenant") and Critical Therapeutics, Inc., with an address at PMB #461, One Kendall Square, Building 600, Cambridge, MA 02139 ("New Tenant").

                                    RECITALS:

         A. Landlord and Original Tenant entered into that certain Lease dated October 25, 2000 (the "Lease"), whereby Original Tenant leases 7,533 square feet of office and laboratory space on the fourteenth and fifteenth floors of the building known as Central Plaza I (the "Premises"). A true, correct and complete copy of the Lease is attached hereto as Exhibit A. All capitalized terms used herein without definition shall have the same meaning herein as in the Lease. The Lease is in full force and effect and there are no defaults thereunder.

         B. Original Tenant desires to assign the Lease to New Tenant, and the New Tenant desires to accept such assignment and, as of the Effective Date (as defined below), to assume all of the Original Tenant's obligations under the Lease, as amended by this Agreement, all upon the terms and conditions set forth herein.

         NOW, THEREFORE, effective as of the Effective Date (as defined below), the parties agree as follows:

         1. Amendment of Lease. The Lease is amended by deleting the definition of Rent in Section 1.2 and substituting the following therefore:

         Rent:    The rent shall be at the rate of:

                                                                   Monthly
        Period                                  Annual Rent         Rent
        ------                                  -----------         ----
        11/01/2000 - the date                    $233,523.00     $19,460.25
        immediately preceding the
        Effective Date

        Effective Date - 10/31/05               $301,320.000     $25,110.00

         2. Assignment of Lease. Original Tenant transfers, assigns and sets over unto the New Tenant all of its right, title and interest under the Lease and the Landlord hereby consents to this assignment.

         The "Effective Date" shall mean [5] days after notice from Original Tenant stating that Original Tenant has vacated the Premises; provided, however, that Original Tenant will have vacated the Premises no later than July 1, 2002. The estimated Effective Date is July 1, 2002.

         3. Assumption of Lease/Condition of Premises. New Tenant will accept the Premises in their "As-Is" condition with no representation or warranty by Landlord or Original Tenant as to the condition of the Premises or the suitability therefore for New Tenant's use. New Tenant shall have the right to use the laboratory benches currently located within the Premises. At the end of the Term, New Tenant shall be responsible for the removal of the laboratory benches in accordance with the terms of the Lease.

                  New Tenant covenants promises and agrees that New Tenant shall unconditionally assume and be bound by all terms, provisions and covenants of the Lease and this Agreement, from and after the Effective Date. New Tenant shall pay all sums to be paid, and perform each and every obligation to be performed by, Original Tenant under and in accordance with the terms and conditions of the Lease and this Agreement from and after the Effective Date. New Tenant indemnifies and agrees to hold Original Tenant harmless from and against any and all claims or liabilities on account of or based upon the performance or observance of any obligations of the Tenant under the Lease first occurring on or after the Effective Date. Original Tenant indemnified and agrees to hold New Tenant harmless from and against any and all claims or liabilities on account of or based upon the performance or observance of any obligations of the Tenant under the Lease occurring prior to the Effective Date.

         4. Reservation by Original Tenant. Original Tenant reserves the rights to any refund due Original Tenant from Landlord arising out of any overpayment by Original Tenant of amounts due for either real estate taxes or operating expenses pursuant to the terms of Articles VIII and IX of the Lease pertaining to the period prior to the Effective Date.

                  Notwithstanding anything herein to the contrary, Original Tenant shall remain liable to Landlord for any amounts owed by Original Tenant to Landlord under Articles VII and IX of the Lease for the period prior to the Effective Date.

         5. Security Deposit. Upon execution of this Agreement by all parties, New Tenant shall pay to Original Tenant the sum of $38,920.50 as reimbursement to Original Tenant of the Security Deposit paid by Original Tenant under the Lease. Upon receipt of the $38,920.50 payment, Original Tenant assigns to New Tenant all interest Original Tenant has in the Security Deposit under the Lease and Landlord acknowledges New Tenant's right, title and interest to the Security Deposit.

         6. Release of Original Tenant. Landlord releases Original Tenant from any and all obligations under the Lease and further assures that there are no outstanding defaults against or by the Original Tenant.

         7.       Miscellaneous.

         a) This Agreement shall be binding upon and shall inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

         b) Except as expressly modified by this Agreement, the Lease shall be unchanged and remain in full force and effect, and is hereby expressly approved, ratified and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

         c)       Time is of the essence of this Agreement.

         d) This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         e) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         f) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         g) All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, receipt requested to the address of the parties set forth above or to such other address as any party subsequently may designate in writing.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date set forth above.

LANDLORD:                             ORIGINAL TENANT:

CENTRAL PLAZA/WELLS AVENUE LLC        TOLERX, INC.

By: /s/ Raymond C. Lee                By: /s/ Douglas J. Ringler
    ------------------------------        -------------------------------------
    Its Manager                           Douglas J. Ringler, V.M.D., President


NEW TENANT:

CRITICAL THERAPEUTICS, INC.

By: /s/ Christopher Mirabelli
    ------------------------------
Name:  Christopher Mirabelli
Title: Acting President

                                    EXHIBIT A

                                      Lease

                                    ARTICLE I
                             BASIC LEASE PROVISIONS

1.1.     INTRODUCTION                  The following sets forth basic data and,
                                       where appropriate, constitutes
                                       definitions of the terms hereinafter
                                       listed.

1.2.     BASIC DATA

         Date:                         October 25, 2000

         Landlord:                     Central Plaza/Wells Avenue, LLC

         Mailing                       c/o Wight & Company, Incorporated
         Address of                    10 Cedar Street
         Landlord:                     Woburn, MA  01801

         Tenant:                       TolerRx, Inc.

         Mailing Address               675 Massachusetts Avenue
         of Tenant:                    Cambridge, MA  02139

         Lease Term:                   Five (5) Years

         Commencement Date:            November 1, 2000

         Rent:                         The rent shall be at the rate of:

                                                              MONTHLY
         PERIOD                        ANNUAL RENT            RENT
         ------                        -----------            ----
         11/01/2000 - 10/31/2003       $233,523.00            $19,460.25
         11/01/2003 - 10/31/2005       $248,589.00            $20,715.75

         Use: Tenant shall use the Premises for general office and laboratory purposes only and for no other use without the Landlord's written consent which shall not be unreasonably withheld or delayed. For the purpose of this Lease, the term laboratory shall mean an area entirely segregated and operating independently from the HVAC system of the Building to be used for pharmaceutical research activities. The function of said laboratory is further described in Exhibit E attached hereto.

         Building:                     Central Plaza I
                                       675 Massachusetts Avenue
                                       Cambridge,MA  02139

                                       Said building consists of 130,550
                                       rentable square feet.

         Premises:                     The area located within the Building
                                       outlined on the attached Plans (Exhibit
                                       A-1 - 14th Floor Space and Exhibit A-2 -
                                       15th Floor Space). The area is deemed to be 7533 rentable square feet of office and laboratory space on the fourteenth and fifteenth floors of Central Plaza I
                                       (hereinafter "the Premises").

         Tenant's
         Percentage:                   5.77% (7533/130,550)

         Base Taxes:                   Fiscal Year 2001

         Base Operating
         Expense:                      Calendar Year 2000

         Guarantor of Tenant's
         Obligations:                  N/A

         Tenant Plan Delivery
         Date:                         N/A

         Security Deposit:             $38,920.50

         Broker:                       Wight & Company, Incorporated and
                                       Trammell Crow Company

         Mortgagees of
         Record:                       Salomon Brothers Realty Corp.

                                   ARTICLE II
                             DESCRIPTION OF PREMISES
                   AND APPURTENANT RIGHTS; TERM AND EXTENSIONS

2.1. LOCATION OF PREMISES - Landlord hereby demises and leases to Tenant, an Tenant hereby accepts from Landlord, the Premises.

2.2. APPURTENANT RIGHTS AND RESERVATION - Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with others, public or common lobbies, hallways, stairways, passenger elevators and sanitary facilities in the building, but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord by suitable notice, and to the right by Landlord to designate and change from time to time areas arid facilities so to be used.

         Excepted and excluded from the Premises are the roof or ceiling, the floor and all perimeter walls of the Premises, except the inner surfaces thereof, but the entry doors to the Premises are not excluded from the Premises and are a part thereof for all purposes. Tenant agrees that Landlord shall have the right to place in the Premises utility lines, pipes and the like, to serve premises other than the Premises, and to replace and maintain and repair such utility lines, pipes and the like, in, over and upon the Premises.

         During the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, legal holidays in all cases excepted (hereinafter referred to as "Normal Building Operating Hours"), the Building shall be open and access to the Premises shall be freely available, subject to interruption due to causes beyond Landlord's reasonable control. During periods other than Normal Building Operating Hours, Landlord shall endeavor, on the reasonable prior request of Tenant, to provide means of access to the Premises, but access to the Premises during Normal Building Operating Hours and at other times shall always be subject to reasonable rules and regulations established by Landlord. Tenant acknowledges that, in all events, Tenant is responsible for providing security to the Premises and its own personnel.

         Tenant acknowledges and agrees to provide access within the Premises to the locations identified on Exhibit A-I to Landlord or their designee at all times in case of emergency and otherwise during normal operating hours as defined herein.

2.3. TERM - The initial Term of this Lease is as set forth in Section 1.2 hereof. The Term shall begin at 12:01 a.m. on November 1, 2000 and shall end at 12:00 midnight on October 31, 2005.

                                   ARTICLE III
                                      RENT

3.1. RENT - Tenant agrees to pay the Landlord or as directed by Landlord on the Commencement Date, and thereafter, monthly, in advance, on the first day of each and every calendar month during the term of this Lease, at the address from time to time designated by Landlord, the Rent specified in Section 1.2 hereof. Until notice of some other designation is given, Rent and all other charges for which provision is herein made, including without limitation increases in rent, increases in Operating Expenses payable pursuant to Article IX hereof, and increases in real estate and other taxes payable pursuant to Article VIII hereof, shall be paid by remittance to or to the order of Landlord, at Landlord's mailing address.

                                   ARTICLE IV
                                 USE OF PREMISES

4.1. PERMITTED USE - Tenant agrees that the Premises shall be used and occupied by Tenant only for the purpose specified as the use thereof in
         Section 1.2 of this Lease, and for no other purpose or purposes.

         Tenant further agrees to conform to the following provisions during the entire Lease Term.

         (a) Tenant shall cause all freight to be delivered to or removed from the Building and the Premises in accordance with reasonable rules and regulations established by Landlord therefore;

         (b) Tenant shall not place on the exterior or exterior walls (including both interior and exterior surfaces of windows and doors) or on any part of the Building outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises without the prior consent of Landlord, except for signs or lettering on the entry doors to the Premises of the type commonly and customarily found in first-class office buildings for the purpose of identifying and locating the Premises. Where Landlord establishes reasonable standards for such signs, Tenant agrees to conform to the same and to submit for Landlord' s prior approval a plan or sketch of the sign to be placed on such entry doors.

         (c) Tenant shall not perform any act or carry on any practice which may injure the Premises, or any other part of the Building, or cause any offensive odors or loud noise, or constitute a nuisance or menace to any other tenant or tenants or other persons in the Building, or be detrimental to the reputation or appearance of the Building.

4.2 ALTERATIONS - Tenant shall not alter or add to the Premises, except upon and in accordance with written consent from Landlord. All alterations made by Tenant shall be made in accordance with all applicable laws and in a first-class manner. All work performed by Tenant in the Premises shall remain therein and, at termination, shall be surrendered as a part thereof, except for Tenant's usual trade furniture and equipment (laboratory benches and furniture), which trade furniture and equipment Tenant may remove upon the termination of this Lease provided that Tenant is not then in default hereunder. Tenant agrees to repair any and all damage to the Premises resulting from such removal or, if Landlord so elects, to pay Landlord for the cost of any such repairs. Notwithstanding the foregoing, Tenant will comply with the requirements of Section 14.24 for the initial alteration of the Premises.

4.3 RESTORATION CLAUSE - At the termination of this Lease, the Tenant will vacate and surrender possession of the entire Premises ordinary wear and tear excepted. At Landlords sole option, Tenant will restore all space used as laboratories to an office standard which shall be defined as - 24 ounce direct glue down nylon carpet throughout, clean wall surfaces with any laboratory like apparatus removed, a clean ceiling that matches the other space used as offices with adequate lighting for office use. The Tenant shall remove all personal property and office trade fixtures that may be readily removed without damage to the Premises.

         For spaces to be utilized by Tenant as laboratory space, the Tenant will, at the termination of this Lease, return the space to its original condition, ordinary wear and tear excepted, provided that improvements to floors, walls, electrical service, lighting, ceiling, and HVAC will remain in the space and will become the property of the Landlord. While the benches, hoods, equipment, attached and unattached laboratory furniture, and other laboratory relating items, whether attached or unattached (Laboratory Improvements) will remain the property of the Tenant. Tenant shall repair any damage to the Premises caused by Tenant's removal of Laboratory Improvements to the condition they were in when first occupied by Tenant, normal wear and tear excepted. For the restoration of the intended lab space on the 15th floor (Temple Street side of the building), the Tenant will return the space to an "empty shell" status with three existing office units on the Massachusetts Avenue side of the building, while repairing all open plumbing pipes, electrical conduits, or any damage to walls or floors incurred by Tenant during the renovation and restoration. At the Landlord's discretion and before Tenant's departure, the Landlord may ask Tenant to leave the space "as is" without subjecting Tenant to any restoration efforts.

                                    ARTICLE V
                            ASSIGNMENT AND SUBLETTING

5.1 PROHIBITION - Notwithstanding any other provisions of this Lease, Tenant covenants and agrees that it will not assign this Lease or sublet the whole or any part of the Premises without the express written consent of Landlord which consent shall not be unreasonably withheld, conditioned, or delayed. Without limiting the generality of the foregoing, if Landlord shall consent to any such assignment or sublet, it shall be a condition of any such consent i) that any excess in the amount of rent paid by any sublessee or assignee over the Rent payable hereunder less reasonable leasing commissions shall be entirely the property of the Landlord; and ii) the Tenant shall not in any way be excused from its obligations hereunder because of such assignment or sublease.

                                   ARTICLE VI
                           RESPONSIBILITY FOR REPAIRS
                            AND CONDITION OF PREMISES

6.1 REPAIRS TO BE MADE BY LANDLORD - Except as otherwise provided in this Lease, Landlord agrees to keep in good order, condition and repair the Building, including the utility systems therein, insofar as such systems service the Premises. Landlord shall in no event be responsible to Tenant for the condition of glass in and about the Premises or for the doors leading to the Premises, or for any condition in the Premises or the Building caused by any act of neglect of Tenant or any contractor, agent, employee or invitee of Tenant, or anyone claiming by, through or under Tenant.

6.2 TENANT'S AGREEMENT - Tenant acknowledges that, as of the date hereof, the Premises are in good order, condition and repair and as represented to Tenant, and that, from and after the date hereof, and until the end of the Term, condition and repair the Premises and every part thereof, excepting only those repairs for which Landlord is responsible under the terms of the Lease or damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain and excepting ordinary wear and tear; and shall surrender the Premises, at the end of the term, in such condition.

6.3 FLOOR LOAD-HEAVY MACHINERY - Tenant shall not place a load upon any floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent.

                                   ARTICLE VII
                      SERVICES TO BE FURNISHED BY LANDLORD

7.1 ELECTRIC CURRENT - Landlord will furnish to Tenant during Normal Building Operating Hours electric current for the operation of lighting fixtures and the electrical outlets located in the Premises for normal lighting requirements and normal light business office equipment (as distinguished from special items such as computer installations; such electricity shall be paid for by the Tenant). If an electric meter serves the Building, or a portion of the Building which includes the Premises, but the Premises are not separately metered, Tenant shall pay monthly to the Landlord an estimated amount based upon its proportionate share (determined by its portion of the total rentable area metered on a per rentable square foot basis) of the estimated usage, to be adjusted by the Landlord upon receipt of the electric bill. If an electric meter serves the Premises, the electric service shall be billed directly to and paid by the Tenant.

         No special installations or facilities shall be permitted in the Premises unless Tenant has represented the type of equipment and electrical energy requirements on account thereof, and Landlord has approved such installation in writing and the Tenant pays the additional cost of the energy used.

7.2 WATER - Landlord shall furnish hot and cold water for ordinary toilet, lavatory and drinking purposes to those plumbing fixtures presently installed within the Building. If Tenant requires water for any other purpose, Tenant shall pay to Landlord an appropriate charge stipulated by Landlord to reimburse Landlord for the cost of such water and related sewer use charge (including a charge to reimburse Landlord for the cost of metering Tenant's usage).

7.3      OTHER SERVICES - Landlord shall:

         (a) provide automatically operated elevators in such number as Landlord shall from time to time determine to be necessary in Landlord's sole discretion, and maintain the same in operation, available for the non-exclusive use thereof by Tenant, in common with others having business in the Building, during Normal Building Operating Hours;

         (b) provide routine cleaning service specified in the schedule attached hereto to the Premises outside of Normal Building Operating Hours;

         (c) provide cleaning services to public areas, including lavatories in the Building so that the same are in reasonably neat and clean condition; and

         (d) furnish air conditioning and heat to the Premises during normal seasons therefor and during Normal Building Operating Hours by means of equipment presently installed in the Premises. If such air conditioning and/or heat is generated electrically, or by gas and if an electric or gas meter serves the Premises, the cost thereof shall be billed directly to and paid by the Tenant in addition to which Tenant shall pay its proportionate share of the cost of the heating the common areas of the Building. If electricity or gas is not metered to the Premises, the Tenant shall pay such electricity or gas monthly in advance based upon its proportionate share (determined by its portion of the total rented area metered on a per rentable square foot basis) of the estimated usage, to be adjusted promptly by the Landlord upon its receipt of the electricity or gas bill.

                                  ARTICLE VIII
                           REAL ESTATE AND OTHER TAXES

8.1 TENANT'S SHARE OF REAL ESTATE TAXES - In addition to the Rent to be paid by Tenant, Tenant shall pay to Landlord its proportionate share (determined by its portion of the total rentable area on a per rentable square foot basis) of the amount by which real estate taxes for any tax period or part thereof during the term of this lease on the Building and the land on which the Building is located, exceeds the taxes for the Base Tax Year specified in Section 1.2 (prorated for less than a full year).

         Payments by Tenant on account of Tenant's share of such taxes shall be made monthly and at the time and in the fashion herein provided for the payment of Rent. The amount so to be paid to Landlord shall be an amount form time to time estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to Tenant's share of each payment by Landlord on account of such taxes, ten (10) days at least before the day on which such payments by Landlord would become delinquent.

         Promptly after receipt by Landlord of bills for such taxes, Landlord shall advise Tenant of the amount thereof, and the computation of Tenant's' share on account thereof for the tax period included within the term of this Lease covered by such bill. If payments theretofore made for such period by Tenant exceed such share, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant; but, if such share is greater than payments theretofore made on account for such period, Tenant shall make suitable payable to Landlord within ten (10) days after being so advised by Landlord.

         Landlord shall have the same rights and remedies for the non-payment by Tenant of any amounts due on account of such taxes as Landlord has hereunder for the failure of Tenant to pay Rent.

         Payments by the Tenant to the Landlord on account of such taxes shall not be considered as being held in trust, in escrow, or the like, by the Landlord; it being the express intent of the Landlord and the Tenant that the Tenant shall in no event be entitled to receive interest upon, or any payments on account of earnings or profits derived from, such payments by the Tenant to the Landlord.

                                   ARTICLE IX
                               OPERATING EXPENSES

9.1 TENANT'S SHARE OF OPERATING COSTS - In addition to the Rent to be paid by Tenant, Tenant shall pay to Landlord its proportionate share (determined by its portion of the total rented area on a per rentable square foot basis) of the amount by which "Operating Costs (as hereinafter defined) for any calendar year or part thereof during the term of this Lease, exceed the Operating Costs for the Base Operating Year specified in Section 1.2 (prorated for less than a full year).

         Payments by Tenant on account of Tenant's share of such excess shall be made monthly and at the time and in the fashion herein provided for the payment of Rent. The amount so to be paid to Landlord shall be an amount from time to time estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to Tenant's share of such excess for each calendar year during the Term of this Lease.

         Promptly after the end of each calendar year during the Term of this Lease, Landlord shall submit to Tenant an accounting of costs for such calendar year, and Landlord shall certify to the substantial accuracy thereof. If payments theretofore made for such calendar year by Tenant exceed Tenant's share of Operating Costs according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant; but, if the Tenant's share of Operating Costs is greater than payments theretofore made on account for such period, Tenant shall make suitable payment to Landlord within ten (10) days after being so advised by Landlord.

         Landlord shall have the same rights and remedies for the non-payment by Tenant of any amounts due on account of such Operating Costs as Landlord has hereunder for the failure of Tenant to pay the Rent.

         Payments by the Tenant to the Landlord on account of such Operating Costs shall not be considered as being held in trust, in escrow, or the like, by the Landlord; it being the express intent of the Landlord and the Tenant that the Tenant shall in no event be entitled to receive interest upon, or any payments on account of earnings or profits derived from, such payments by the Tenant to the Landlord.

9.2 DEFINITION OF "OPERATING COSTS" - The term "Operating Costs" means all expenses reasonably incurred in the operation, management, cleaning and maintenance of the Building and the land on which the same is located, including, without limitation, expenses reasonably incurred in the cleaning and maintenance of all public areas, elevators, cooling and heating equipment for the Building, wages to Landlord's employees or independent contractors providing cleaning and maintenance services to the Building, taxes on such wages, charges for water and sewerage, fuel expense, and electric current utilized for the Building, not otherwise paid by the Tenant pursuant to Section 7.1 and 7.3 hereof, premiums for fire, casualty, liability and such other insurance as may from time to time customarily be maintained on first-class office buildings in the city or town where the Building is located, the cost of any installations, alterations, and the like in and to the Building made necessary by amendment of governmental building codes or other regulations occurring after the date of this lease, the costs incurred in complying with the requirements of the insurers of the Building or with the requirements of any applicable Board of Fire Underwriters and the cost (or portion thereof allocable to the Building) of any capital improvement that reduces other operating costs chargeable to Tenant (amortized over such reasonable period as Landlord shall determine, together with interest at the rate of Prime (as per Fleet Bank) plus 2 % per annum on the unamortized balance), management fee in amounts customarily charged for similar properties and such other services as Landlord, in its sole discretion, may, from time to time, deem necessary for the maintenance, operation and/or security of the Building.

                                    ARTICLE X
                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

10.1 TENANT'S INDEMNITY - To the maximum extent this agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the commencement of the Lease Term and until the end of the Lease Term and thereafter, so long as Tenant is in occupancy of any part of the Premises.

         This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, by counsel satisfactory to Landlord.

10.2 PUBLIC LIABILITY INSURANCE - Tenant agrees to maintain in full force from the date on which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of Comprehensive General Liability insurance in accordance with the broadest form of such coverage as is available from time to time in the jurisdiction in which the Premises are located. The minimum limits of liability of such insurance shall be $1 million per occurrence,

         Bodily Injury Liability (including death) and $250,000 per occurrence, Property Damage Liability. Such minimum limits shall be increased from time to time as specified by the Landlord provided such increases are consistent with sound practice.

         Tenant further agrees to maintain a Worker's Compensation and Employer's Liability Insurance policy. The limit of liability as respects Employers' Liability coverage shall be no less than $100,000 per accident.

         Except for Workers' Compensation and Employers' Liability coverage, the Tenant agrees that the Landlord (and such other persons as are in privity of the estate with Landlord as may be set out in notice from time to time) are named as additional insureds. Further, all policies shall be noncancellable and non-amendable with respect to Landlord and Landlord's said designees without 30 days' prior notice to Landlord. A duplicate original or a Certificate of Insurance evidencing the above agreements shall be delivered to Landlord.

10.3 TENANT'S RISK - To the maximum extent this agreement may be made effective according to law, Tenant agrees to use and occupy the Premises and to use such other portions of the Tenant's own risk; and Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant for any reason, unless Landlord is proven to have sole liability for negligence by a court of competent jurisdiction. The provisions of this Section shall be applicable from and after the execution of this Lease and until the end of the Lease Term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building. Tenant shall comply with any loss prevention or safety recommendations made by Landlord's insurance companies when such recommendations arise from the operation of the Tenant. The cost of compliance, if any, shall be paid by the Tenant.

10.4 INJURY CAUSED BY THIRD PARTIES - To the maximum extent this agreement may be made effective according to law, Tenant agrees that Landlord shall not be responsible or liable to Tenant, unless Landlord is proven to have sole liability for negligence by a court of competent jurisdiction, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of third persons for any loss or damage resulting to Tenant or those claiming by, through or under Tenant, or its or their property, from the breaking, bursting, stopping or leaking of electric cables and wires, water, gas, sewer or steam pipes, and from roof leaks and the like.

                                   ARTICLE XI
                          LANDLORD'S ACCESS TO PREMISES

11.1. LANDLORD'S RIGHT OF ACCESS - Landlord shall have the right to enter the premises at all reasonable hours, and upon reasonable advance notice and accompanied by a representative of Tenant, and at all hours in the event of an emergency, for the purpose of inspecting or of making repairs to the same, and Landlord shall also have the right to make access available at all reasonable hours to prospective or existing mortgagees or purchasers of the Building.

11.2 EXHIBITION OF SPACE TO PROSPECTIVE TENANTS - For a period commencing six (6) months prior to the expiration of the Lease Term, Landlord may have reasonable access to the Premises at all hours and upon reasonable advance notice and accompanied by a representative of Tenant, and upon reasonable advance notice and accompanied by a representative of Tenant for the purpose of exhibiting the same to prospective tenants, and may post suitable notices on the Premises advertising the same for rent.

                                   ARTICLE XII
                           FIRE, EMINENT DOMAIN, ETC.

12.1. ABATEMENT OF RENT - If the Premises shall be damaged by fire or casualty, the Rent and the charges payable by Tenant hereunder shall abate or be reduced proportionately for the period in which, by reason of such damage, there is substantial interference with the operation of Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement or reduction shall end if and when Landlord shall have restored the Premises (exclusive of any of Tenant's fixtures, furnishings, equipment and the like) to substantially the condition in which the Premises were in prior to such damage.

         If any part of the Building is taken by any exercise of the power of eminent domain, as a result of which there is substantial interference with the operation of Tenant's use of the Premises, then the rent and the charges payable by Tenant hereunder shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant.

12.2. RIGHT OF TERMINATION - If the Premises or the Building are substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same can not, in ordinary course, reasonably be expected to be repaired within ninety
         (90) days from the time that repair work would commence), or any part of the Building is taken by any exercise of the right of eminent domain, then Landlord or Tenant shall have the right to terminate this Lease by giving notice of either such party's election to do so, whereupon this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

12.3. AWARD - Landlord shall have and hereby reserves and accepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building, the land on which the same is located, as aforesaid, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign, to Landlord all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's movable trade fixtures installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking of authority.

                                  ARTICLE XIII
                                     DEFAULT

13.1     TENANT'S DEFAULT - If

         (a) Tenant shall fail to pay the rent or other charges for which 'provision is made herein on or before the date on which the same become due and payable, or

         (b) shall fail to perform or observe any other term or condition contained in this Lease, and such failure is not cured within twenty (20) days after written notice form Landlord thereof, or, if cure may not be completed within twenty (20) days, such cure has been commenced within twenty (20) days and is thereafter completed in a reasonably prompt manner, or

         (c) if the estate hereby created shall be taken on execution or by other process of law, or if Tenant shall be judicially declared bankrupt or insolvent according to law, or if any assignment shall be made of the property of Tenant for the benefit of creditors, or if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or if a petition shall be filed for the reorganization of Tenant under any provisions of any Bankruptcy Act now or hereafter enacted, or if Tenant shall file a petition for such reorganization, or for arrangements under any provision of any Bankruptcy Act now or hereafter enacted and providing a plan for a debtor to settle, satisfy or extend the time for payment of debt (references herein to Tenant shall include any guarantor of Tenant's obligations hereunder), then, and in any of said cases Landlord lawfully may, immediately or at any time thereafter, and without demand or notice, enter into and upon he Premises or any part thereof in the name of the whole and repossess the same, and expel Tenant and those claiming through or under Tenant and remove its or their effects (forcibly, if necessary) without being guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or breach of covenant. Upon entry as aforesaid, Landlord shall have the right, by suitable notice to Tenant, forthwith to terminate this Lease. Tenant covenants and agrees, notwithstanding any entry or re-entry by Landlord, whether by summary proceedings, termination, or otherwise, to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Rent and other charges reserved a they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or reentered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, and for the whole thereof. In the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of Rent and other charges received by Landlord in reletting, after deduction of all expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, attorney's fees, and the like).

                  Without limiting any of Landlord's rights and remedies hereunder, and in addition to all other amounts Tenant is otherwise obligated to pay, it is expressly agreed that Landlord shall be entitled to recover from Tenant all costs and expenses, including reasonable attorney's fees, and court costs incurred by Landlord in enforcing this Lease from and after Tenant's default and all of Landlord's reasonable expenses in connection with reletting the brokerage commissions, fees for legal services, expenses of preparing the Premises for reletting and the like ("Reletting Expenses"). It is agreed by Tenant that Landlord may (i) relet the

                  Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such tenant inducements as Landlord in its sole judgment considers advisable, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable, and no action of Landlord in accordance with the foregoing nor any failure to relet or to collect rent under any reletting shall operate or be construed to release or reduce Tenant's liability. Landlord's Reletting Expenses together with all sums otherwise provided for in this Lease, whether incurred prior to or after such termination, shall be due and payable immediately from time to time upon notice from Landlord. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after termination, to pay forthwith to Landlord, at Landlord's election made by written notice to Tenant at any time after termination, as liquidated damages a single lump sum payment equal to the sum of (i) all sums provided for in this Lease to be paid by Tenant and not then paid at the time of such election, plus
                  (ii) the excess of all of the rent reserved for the residue of the Term (with additional rent on account of Landlord's Taxes and Operating Expenses deemed to increase 10 % in each year on a compounding basis) over all of the rent actually received (or which rent received), on account of the Premises during such period, which rent from reletting shall be reduced by reasonable projections of vacancies and by Landlord's Reletting Expenses described above to extent not theretofore paid to Landlord.

13.2 LANDLORD'S DEFAULT - Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty
         (30) days, or such additional time as is reasonably required to correct any such default, after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

14.1. EXTRA HAZARDOUS USE - Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of insurance on the Premises or on the Building above the standard rate applicable to premises being occupied for the use to which Tenant has agreed to devote the Premises; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as additional rent hereunder.

14.2 WAIVER - Failure on the part of the Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent item of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

         No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

14.3 COVENANT OF QUIET ENJOYMENT - Tenant, subject to the terms and provisions of this Lease on payment of the Rent and observing, keeping and performing all of the terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied; and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective ownership of Landlord's interest hereunder.

         With respect to any services, including, without limitation, electric current or water, to be furnished by Landlord to Tenant, or obligations to be performed by Landlord hereunder, Landlord shall in no event be liable for failure to furnish or perform the same when (and the date for performance of the same shall be postponed so long as Landlord is) prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such services, or perform such obligations, or because of war or other emergency, or for any cause beyond Landlord's' reasonable control, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees, invitees or any person claiming by, through or under Tenant. Landlord agrees to use reasonable efforts to minimize the cause of any such interruption.

         In no event shall Landlord ever be liable to Tenant for any indirect, special or consequential damages suffered by Tenant from whatever cause.

14.4. NOTICE TO MORTGAGEE - After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder, and the curing of any of Landlord's defaults by such holder shall be treated as performance by Landlord. Tenant acknowledges by execution hereof that it has received notice of the mortgagees of record specified in Section 1.2.

               GMACCM as Master Servicer for Chase Manhattan Bank
           Trustee for Salomon Brothers Mortgage Securities VII, Inc.
                          c/o GMAC Commercial Mortgage
                                  P.O. Box 1687
                                Horsham, PA 19044

14.5. MECHANICS' LIENS - Tenant agrees immediately to discharge (either by payment or by the filing of the necessary bond, or otherwise) any mechanics', material men's or other lien against the Premises and/or Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for Tenant in, upon or about the Premises.

14.6. NO BROKERAGE - Tenant warrants and represents that Tenant has not dealt with any broker other than the broker, if any, named in Section 1.2 hereof, in connection with the consummation of this Lease, and in the event any claim is made against the Landlord relative to dealings with brokers other than any broker named in Section 1.2. Tenant shall defend the claim against Landlord with counsel of Landlord's selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of any such claim.

14.7. INVALIDITY OF PARTICULAR PROVISIONS - If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

14.8. PROVISIONS BINDING, ETC - Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons are named as Tenant herein, each of such persons shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against anyone without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. Unless otherwise stated herein, any consent or approval required herein shall be in writing and may be given or withheld on the sole absolute discretion of the party whose consent or approval is required. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by those provisions of ARTICLE V hereof.

14.9 RECORDING - Tenant agrees not to record the within Lease or a Notice of Lease without the express written consent of the Landlord.

14.10 NOTICES - Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered in hand or sent by registered or certified mail, postage prepaid return receipt requested:

         If intended for Landlord, addressed to Landlord at the address set forth in Section 1.2 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) and a copy to Casner & Edwards, One Federal Street, Boston, MA 02110, Attn: Peter A. Caro, Esquire.

         If intended for Tenant, addressed to Tenant at the address set forth in
         Section 1.2 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

         All such notices shall be effective when delivered in hand, or when deposited in the United States mail within the Continental United States provided that the same are received within five calendar days at the address to which the same were sent.

14.11. WHEN LEASE BECOMES BINDING - Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereby by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

14.12. PARAGRAPH HEADINGS - The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

14.13. RIGHTS OF MORTGAGEE - This Lease shall be subordinate to any mortgage from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, if the holder of such mortgage shall so elect. Tenant agrees to execute such instruments of subordination in confirmation of the foregoing agreement as such holder may request. The Tenant hereby appoints such holder as Tenant's attorney-in-fact to execute such subordination agreement upon default of Tenant in complying with such holder's request. The Landlord agrees to attempt in good faith to obtain a non-disturbance agreement from any such mortgagee in favor of the Tenant. Tenant agrees a) to attorn to any such holder upon its acquisition of title to the Premises, b) to execute such further evidences of attornment as such holder may request, c) that such attornment shall not be terminated by foreclosure and d) that such holder may, at its option, accept or reject such attornment.

14.14. STATUS REPORT - Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to Landlord, or the holder of any mortgage encumbering the Premises, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. Without limiting the foregoing, Tenant agrees to execute from time to time a Tenant Estoppel Letter.

14.15. SECURITY DEPOSIT - Tenant agrees that the Security Deposit will be paid upon execution and delivery of this Lease, and that Landlord shall hold the same, throughout the Term of this Lease, as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed. Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord's damages arising form any default on the part of the Tenant. Tenant not then being in default, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 14.15, to Tenant on the expiration or earlier termination of the Lease Term and surrender of possession of the Premises by Tenant to Landlord at such time. If Landlord conveys Landlord's interest under this Lease, the deposit or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section 14.15, and the return thereof in accordance herewith.

         The holder of a mortgage on property which includes the Premises shall never be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received by such holder.

14.16. SELF-HELP - Landlord shall have the right, but shall not be required to do so, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease after notice and the expiration of applicable cure periods, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums; and if Tenant shall default in such payment, Landlord shall have the same rights and remedies as Landlord has hereunder for the failure of Tenant to pay the Rent. Tenant shall have thirty (30) days to correct any failure or neglect after notification by the Landlord before the Landlord exercises Self-Help. This thirty (30) day period does not apply to any payment as outlined in Section 13.1(a).

14.17. HOLDING OVER - Any holding over by Tenant after the expiration of the Term of this Lease shall be treated as a tenancy at sufferance and the Tenant shall be obligated to pay the Landlord for each month or portion thereof, a use and occupancy charge equal to twice the monthly rent and expenses being charged at the conclusion of the Lease. The Tenant shall also pay all damages sustained by the Landlord on account thereof, and the provisions of this subsection shall not operated as a waiver by Landlord of any right of re-entry provided in this Lease.

14.18. NON-SUBROGATION - Insofar as, and to the extent that, the following provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Premises are located (even though extra premium may result therefrom). Landlord and Tenant mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If, at the request of one party, this release and non-subrogation provision is waived then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 14.18 shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims.

14.19. LATE DELIVERY - It is expressly understood and agreed that if Landlord is unable to deliver possession of the Premises as required hereunder to Tenant on the Commencement Date, or on such other date as may be specified in this Lease, by reason of the holding over of a prior tenant or for any other reason, then Landlord shall have no liability to Tenant whatsoever on account thereof; provided, however, that Tenant shall not be obligated to pay rent hereunder until Landlord is able to deliver possession of the Premises to Tenant, and further provided that Tenant shall have the right to terminate this Lease in the event Landlord is unable to deliver possession of the Premises to Tenant within twenty (20) days after the date required herein by giving notice to Landlord of Tenant's desire to do so within fifteen (15) days after such twenty day period, right of termination constituting Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to deliver the Premises.

14.20.   ACCELERATED END OF TERM - INTENTIONALLY OMITTED

14.21.   RELOCATION OF PREMISES - INTENTIONALLY OMITTED

14.22. GOVERNING LAW - This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts as the same may from time to time exist.

14.23. LANDLORD'S LIABILITY - Tenant agrees from time to time to look only to Landlord's interest in the Building for satisfaction of any claim against Landlord hereunder and not to any other property or assets of Landlord. If Landlord from time to time transfers its interest in the Building (or part thereof which includes the Premises), then from and after each such transfer Tenant shall look solely to the interests in the Building of each of Landlord's transferees for the performance of all of the obligations of Landlord hereunder. The obligation of Landlord shall not be binding on any partners (or trustees or beneficiaries) of Landlord or of any successor, individually, but only upon Landlord's or such successor's assets described above.

14.24. DELIVERY OF PREMISES - Landlord and Tenant agree that the Premises are being leased on an "as is" basis. The renovations planned by Tenant are attached as Exhibit B. The Tenant agrees to be responsible for:

         1. Complete design (only design elements required for permits) of all aspects of the space layout including but not limited to:

              a.  Partition layout
              b.  Reflected ceiling plans
              c.  Electrical and telephone
              d.  HVAC and sprinkler
              e.  Plumbing

         2. Submission of all of the above to Landlord for approval. Landlords approval will be on form only not functionality. It is the Tenants responsibility to conform to all applicable codes. Provided all required information is submitted, then Landlord will provide its approval within five (5) business days.

         3. No field changes to any building system without Landlord's prior written approval

         4.   Full compliance with insurance provisions of this Lease (See
              Section 10.2)

         5. Obtaining all necessary permits including occupancy permit and providing copies of same to Landlord.

         6. Waiver of lien certificates for all payments to all contractors and subcontractors

         7. Rubbish removal entirely from the site with separate dumpster which location shall be approved by Landlord.

         8. Protection and responsibility for repair, if damaged, of all common areas of the Building and site.

14.25 Signage - The cost of all interior and exterior directory signage will be the responsibility of the Tenant.

14.26 Hazardous Wastes - Tenant is responsible to maintain, at its expense, good air quality free of obnoxious or harmful odors emanating from any equipment or process. Should an air quality problem arise due to Tenant's use of any equipment, Tenant will immediately cease to use said equipment. Tenant will not reinstate use of the equipment until it has been determined, to the Landlord's satisfaction, that the air quality problem has been eliminated.

         Tenant will install, at its expense, with Landlords permission, the necessary equipment to properly exhaust any fumes emitting from the Premises and provide for any fresh air intake required to properly balance the system.

         Tenant is also responsible for the storage and disposal of all chemicals used in its equipment or process. Should any odoriferous fumes emanate from the Tenant's premises, Tenant will immediately cease using the offending chemical. Reuse of the chemical will occur only after it has been determined by the Landlord that proper precautions have been taken to insure that the chemical will no longer be offensive or harmful to the building's air supply.

         Tenant covenants not to use any portion of the Premises, Building or Lot for the use, generation, treatment, storage or disposal of "oil", "hazardous material", "hazardous waste", or "hazardous substances" (collectively, the "Materials"), as such terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. S9601 et seq., as amended, the Resource Conservation and Recovery act of 1976, 42 U.S.C. S6901 et seq., as amended, and the regulations promulgated thereunder, and all applicable state and local laws, rules and regulations, including, without limitation, Massachusetts General laws, Chapters 21C and 21E (the "Superfund and Hazardous Waste Laws"), or remove any Materials from the Property and then only to the extent that the presence or removal of the Materials is properly licensed and approved by all appropriate governmental officials and in accordance with all applicable laws and regulations. Tenant shall promptly provide Landlord with copies of all notices received by Tenant, including, without limitation, any notice of violations, notice of responsibility or demand for action, from any federal state or local authority or official in connection with the presence of materials in or about the Property or removal of materials from the Property. In the event of any release of Materials by Tenant, as defined in the Superfund and Hazardous Laws, caused by Tenant or its employees, agents, contractors or invitees, Tenant shall promptly remedy the problem in accordance with all applicable laws and requirements and shall indemnify and hold the Landlord harmless from and against all loss, costs, liability and damage, including attorneys' fees and the cost of litigation, arising from the presence or release of any Materials by Tenant in or on the Premises or removal of materials from the Premises or Building. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

14.27 Notwithstanding any provision contained herein, Tenant will be responsible to keep the Premises in a neat, clean and orderly condition free of excess refuse that could create fire or other hazards.

14.28 Notwithstanding any provisions contained herein, Tenant will use reasonable efforts to minimize any situation that would give other tenants or the public cause for concern and to keep deliveries and other such matters reasonably invisible.

Witness the execution hereof, under seal, in any number of counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

Central Plaza/Wells Avenue LLC                  TolerRx, Inc.

 /s/ Raymond C. Lee                             /s/ Douglas J. Ringler
-------------------------------                 -----------------------------
Raymond C. Lee, President                       Douglas J. Ringler, President

                                    EXHIBITS

  Exhibit A               Plan of Premises

  Exhibit A-1             Access Locations within Premises

  Exhibit B               Plan of Renovations

  Exhibit C               Cleaning Specifications

  Exhibit D               Rules and Regulations

  Exhibit E               Lab Function Description

                                   EXHIBIT "A"
                                     1 of 2

                                    [DIAGRAM]

                                   EXHIBIT "A"
                                     2 of 2

                                    [DIAGRAM]

                                   EXHIBIT A-1

                                    [DIAGRAM]

                                    EXHIBIT C
                                  CENTRAL PLAZA
                             CLEANING SPECIFICATIONS

CLEANING

Cleaning and janitor services as provided below:

A.       OFFICE AREAS

         Daily:  (Monday through Friday, inclusive, holidays excepted).

         1. Empty and clean all waste receptacles and ash trays and remove waste material from the premises; wash receptacles as necessary.

         2. Sweep and dust mop all uncarpeted areas using a dust treated mop

         3.       Vacuum all rugs and carpeted areas.

         4. Hand dust and wipe clean with treated cloths all horizontal surface; including furniture, office equipment, window sills, chair rails, counter tops, door ledges, baseboards, and grill work, within normal reach.

         5.       Wash clean all water fountains and adjacent floor areas.

         6. Upon completion of cleaning, all lights will be turned off and all doors locked, leaving the premises in an orderly condition.

         Weekly:

         1. Brush and hand dust all carpet edges or other areas in accessible to vacuum attachments.

         2. Remove all finger marks from private entrance doors, light switches and doorways.

         3.       Dust all ventilating, air conditioning louvers, and grills.

         Every Two Months or When Needed:

         1.       All resilient tile floors to be spray buffed.

         2.       Clean inside of all windows as needed.

         3.       Clean outside of all windows, weather permitting.

         Quarterly:

         1.       Dusting of accessible surfaces not reached by daily cleaning.

         2. Move and vacuum clean underneath all furniture that can reasonably be moved.

         Daily:  (Monday through Friday, inclusive, holidays excepted).

         1.       Sweep and damp mop.

         2. Wash and polish all mirrors, powder shelves, bright work, fulshometers, piping, and toilet set hinges.

         3.       Wash both sides of all toilet seats.

         4.       Wash all basins, bowls, and urinals.

         5.       Dust all partitions, tile walls, dispensers, and receptacles.

         6.       Dust and clean all powder room fixtures.

         7.       Empty and clean paper towel and sanitary disposal receptacles.

         8.       Remove waste paper and refuse from the premises.

         9. Refill tissue holders, soap dispensers, towel dispensers, sanitary dispensers; materials to be furnished by landlord.

         Monthly:

         1.       Machine scrub lavatory floors.

         2.       Wash all partitions and tile walls in lavatories.

C.       MAIN LOBBIES, ELEVATORS, STAIRWELLS, AND COMMON CORRIDORS

         Daily: (Monday through Friday, inclusive, holidays excepted).

         1. Sweep and damp mop all floors; empty and clean waste receptacles; dispose of waste.

         2.       Wash all rubber mats.

         3.       Clean elevators, wash or vacuum floors.

         4.       Clean any metal work inside lobbies.

         5.       Clean any metal work surrounding building entrance doors.

         Monthly:

         1.       All resilient tile floors in public areas to be spray buffed.

D.       RULES AND REGULATIONS

         1. Smoking is prohibited within this building including without limitation all common areas, stairwells, toilet rooms, tenant space and any other area within the building;

         2. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purposes other than ingress or egress to and from the Premises.

         3. The moving in or out of all sales, freight, furniture, or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense.

         4. Tenant or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, lease or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building. Bicycles shall not be permitted in the Building.

         5. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

         6. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere or with the operation of roads or highways in the vicinity of the Building and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises without the prior written approval of Landlord.

         7. Tenant may not (without Landlord's approval therefore, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises; (c) at any time sell, purchase or give away or permit the sale, purchase, or gift of food in any form.

         8. Tenant shall not: (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the premises to engage in the manufacture or sale of, or permit the use of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

         9. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord.

         10. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises. Interior signs on doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color and style acceptable to Landlord.

         11. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in a advertising or other publicity without the prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue advertising.

         12. Door keys for doors in the Premises will be furnished at the commencement of the Lease by Landlord. No additional locks or bolts of any kind shall be place upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Tenant shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening of safes, cabinets, or vaults left on the Premises. Upon the termination of its tenancy, Tenant must return to Landlord all keys either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

         13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

         14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or form the Premises unless ordinarily embraced within Tenant's use of the Premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the office of the Managing Agent of the Building.

         15. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, driving of nails or screws, or cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

         16. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access.

         17. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

         18. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

         19. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the office of the Managing Agent of the Building no later than 2:00 p.m. the preceding work day (Monday through Friday). The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the managing Agent a list of personnel authorized to make such request. The Tenant shall be charged for such operation in the form of additional rent; such charges are to be determined by the Managing Agent and shall be fair and reasonable and reflect the additional operating costs involved.

         20. Prior to vacating the Premises upon lease termination, Tenant shall remove at Tenant's expense any and all telephone wires, computer cables, and equipment related thereto, installed by Tenant for Tenant's use during occupancy of the Premises.

         21. All wiring installed in the Tenant's Premises by Tenant or Tenant's agents shall be done in compliance with the rules and regulations of the State Building Code Commission.

         22. Tenant shall become familiar with the proper use and handling of all fire extinguishers provided by Landlord in Tenant's Premises and shall be responsible for the periodic inspection and maintenance of said extinguishers in accordance with the manufacturer's instructions.

         23. In the event landlord is unable to deposit a check from Tenant due to insufficient funds in Tenant's account, Landlord shall charge Tenant as additional rent a $30 processing fee for the uncollectible funds. In addition, until there are sufficient funds available to allow Landlord to redeposit Tenant's check, Landlord shall charge interest on the uncollectible funds in accordance with the provisions of the Lease .

                                    EXHIBIT E

LAB FUNCTION DESCRIPTION

The Tenant will be performing pharmaceutical research activities in its laboratory areas. These functions include studying proteins as potential pharmaceutical drug candidates by analyzing their behavior on other proteins, interactions with cells and cell membranes, binding activities on cell receptors by measuring the affinity of the protein for its receptor and the effect of this binding on cellular functions, and manipulating DNA and cells to make proteins that may be desirable as drugs. The assays to measure these parameters include labeling the protein drug candidates with various enzyme or other markers (since one can't see them with the naked eye) and studying how they interact with various substrates by measuring enzyme activity (or other marker readouts) with color assays or other assays for the marker. These substrates are usually plastic plates 4-5 inches in length with multiple small wells (usually 96 wells but this can vary) that have been treated with other proteins or cellular products. Other assays use markers on proteins and cells such as fluorescence tags and then passing the proteins and/or cells through specialized bench equipment such as a fluorescence cell counter than can quantify these fluorescence tags. The equipment in the laboratory will include computers, specialized fluorescence and light measuring equipment, color measuring equipment, hoods to keep specialized cells and fluids clean from the environment, a fume hood to store and work with some laboratory reagents or chemicals, incubators to store cells, refrigerators, and freezers.